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                                   EXHIBIT 24
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                                POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Cook our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1994, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

       Signature                           Title                    Date

 /s/ Andrew N. Adams, Jr.           Director                   March 13, 1995
- -----------------------------
Andrew N. Adams, Jr.

 /s/ John Chirtea                   Director                   March 20, 1995
- -----------------------------
John Chirtea

 /s/ Willard H. Derrick             Chairman of the Board      March 15, 1995
- -----------------------------       and Director
Willard H. Derrick

 /s/ Charles F. Mess                Director                   March 17, 1995
- -----------------------------
Charles F. Mess

 /s/ Robert L. Mitchell             Director                   March 17, 1995
- -----------------------------
Robert L. Mitchell

 /s/ Robert L. Ordorff, Jr.         Director                   March 13, 1995
- -----------------------------
Robert L. Orndorff, Jr.

 /s/ Louisa W. Riggs                Director                   March 15, 1995
- -----------------------------
Louisa W. Riggs

 /s/ Francis Snowden                Director                   March 16, 1995
- -----------------------------
Francis Snowden

 /s/ W. Drew Stabler                Director                   March 17, 1995
- -----------------------------
W. Drew Stabler

 /s/ Susan D. Goff                  Director                   March 17, 1995
- -----------------------------
Susan D. Goff

 /s/ Solomon Graham, Jr.            Director                   March 23, 1995
- -----------------------------
Solomon Graham, Jr.

 /s/ Lewis R. Schumann              Director                   March 16, 1995
- -----------------------------
Lewis R. Schumann